HIGH RIVER LIMITED PARTNERSHIP
                           c/o Icahn Associates Corp.
                          767 Fifth Avenue, 47th Floor
                               New York, NY 10153

                                 June 10, 2011

VIA HAND DELIVERY, EMAIL AND FACSIMILE
--------------------------------------
Forest  Laboratories,  Inc.
909  Third  Avenue
New  York,  NY  10022
Attention:  Corporate  Secretary

Re: Stockholders' Notice of Nominations of Persons for Election as Directors at the 2011 Annual Meeting of Stockholders ofForest Laboratories, Inc. (the "Corporation")
     ------------------------------------------------------------------------

Ladies and Gentlemen:

     High River Limited Partnership, a Delaware limited partnership ("High River" or the "Record Holder" hereby submits this notice (this "Notice") on the date hereof pursuant to the requirements (the "Bylaw Requirements") set forth in the Amended and Restated Bylaws of the Corporation (the "Bylaws") of its intent to nominate each person on the Slate (as defined below) for election as directors of the Corporation at the 2011 annual meeting of stockholders of the Corporation (the "Annual Meeting"), or any special meeting of stockholders of the Corporation called for a similar purpose. This Notice is submitted by the Record Holder and on behalf of the Direct Beneficial Owners and the Beneficial Owners (as defined in Annex A).

     As of the close of business on June 9, 2011, (i) High River represents that it is the holder of record of, and is entitled to vote, 1000 shares of Common Stock, $0.10 par value per share, of the Corporation (the "Shares") and that it is the direct beneficial owner of 3,700,121 Shares (including the 1000 Shares of which High River is the stockholder of record); (ii) Icahn Partners LP, a Delaware limited partnership ("Icahn Partners"), represents that it is the direct beneficial owner of 5,667,749 Shares and that it is not the holder of record of any Shares; (iii) Icahn Partners Master Fund LP, a Cayman Islands exempted limited partnership ("Icahn Master"), represents that it is the direct beneficial owner of 6,121,148 Shares and that it is not the holder of record of any Shares; (iv) Icahn Partners Master Fund II L.P., a Cayman Islands exempted limited partnership ("Icahn Master II"), represents that it is the direct beneficial owner of 2,098,516 Shares and that it is not the holder of record of any Shares; (v) Icahn Partners Master Fund III L.P., a Cayman Islands exempted limited partnership ("Icahn Master III" and collectively with High River, Icahn Partners, Icahn Master and Icahn Master III, the "Direct Beneficial Owners"), represents that it is the direct beneficial owner of 913,072 Shares and that it is not the holder of record of any Shares; in each case as further described in Annex A. Carl C. Icahn, by virtue of his relationship to High River, Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III is deemed to beneficially own (as that term is defined in Rule 13d-3 of the Securities Act of 1933, as amended) the Shares which High River, Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III directly beneficially own, as further described in Annex A.

     The address of Icahn Partners is 767 Fifth Avenue, 47th Floor, New York, NY 10153. The address of Icahn Master is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands. The address of Icahn Master II is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The address of Icahn Master III is c/o Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman KY1-9002, Cayman Islands. The address of High River is 767 Fifth Avenue, 47th Floor, New York, NY 10153. Each of Icahn Master, Icahn Master II, Icahn Master III, Icahn Partners and High River is primarily engaged in the business of investing in securities. High River believes that its name and address set forth above is the name and address for the Record Holder that appears on the Corporation's books.

     The Record Holder hereby represents that it intends to appear in person or by proxy at the Annual Meeting to nominate for election as directors of the Corporation the following persons (each, a "Nominee" and collectively, the "Slate"):

                            Dr. Alexander J. Denner
                              Dr. Richard Mulligan
                          Professor Lucian A. Bebchuk
                                Dr. Eric J. Ende

     Dr. Denner has an accomplished record in improving the operations, research and development of biotech companies. Dr. Mulligan is an internationally known expert in genetics and gene therapy. Professor Bebchuk is a Professor of Law, Economics, and Finance and Director of the Program on Corporate Governance at Harvard Law School. He is one of the nation's leading corporate governance experts. Dr. Ende is a successful analyst and consultant with extensive financial expertise and a strong understanding of the pharmaceutical industry. The Record Holder believes that these experts' knowledge of science, medicine, corporate governance, finance and business will significantly improve the science, corporate governance and business expertise of the Board of Directors of the Corporation. The Record Holder also believes that each nominee is a strong stockholder-oriented individual who will help represent the best interests of the Corporation's stockholders.

     In this Notice: (i) certain information relating to the Direct Beneficial Owners and the Beneficial Owner(s) (as defined in Annex A) is set forth in the body of this Notice and Annex A and Annex B; (ii) certain information relating to each Nominee is set forth in the body of this Notice and Annex B; and (iii)
(A) the written consent of each Nominee both to the disclosure of certain information relating to such Nominee in any applicable solicitation made by the Corporation (as required by the Bylaws) and to being named in the proxy statement as a nominee and to serve as a director if elected and (B) a statement from each Nominee that, if elected, such Nominee intends to tender, promptly following such Nominee's election or reelection, an irrevocable resignation effective upon such Nominee's failure to receive the required vote for reelection at the next meeting at which such Nominee would face reelection and upon acceptance of such resignation by the board of directors of the Corporation, in accordance with the Corporation's Board Practice on Director Elections, is attached as Annex C. Each Nominee (other than Dr. Denner) is also party to an agreement substantially in the form attached hereto as Annex D, pursuant to which Icahn Capital LP, an affiliate of the Record Holder, has agreed to pay certain fees to such Nominee and to indemnify such Nominee with respect to certain costs incurred by such Nominee in connection with the proxy contest relating to the Annual Meeting (the "Nominee Agreement").

     Each Nominee, Direct Beneficial Owner and Beneficial Owner has an interest in the election of directors at the Annual Meeting: (i) directly and/or indirectly through the beneficial ownership (if any) of Shares, as described on Annex A and any applicable attachments thereto, (ii) pursuant to the Nominee Agreement, if applicable, relating to such Nominee and Icahn Capital LP, and
(iii) with respect to Dr. Denner, through his profit interests in the Shares held by the Direct Beneficial Owners and their affiliates as described below.

     With respect to each Nominee, other than as disclosed in this Notice, (i) such Nominee is not, and, within the past year, was not a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Nominee nor any of such Nominee's associates have any arrangement or understanding with any person with respect to (A) any future employment by the Corporation or its affiliates or (B) any future transactions to which the Corporation or any of its affiliates will or may be a party.

     With respect to each Nominee, such Nominee is independent under the independence standards applicable to the Corporation under (i) paragraph (a)(1) of Item 407 of Regulation S-K and (ii) the New York Stock Exchange listing standards.

     In connection with his employment by Mr. Icahn and his affiliated companies, Dr. Denner, among other employees, had a participatory interest in, among other things, the profits and fees derived by Mr. Icahn and/or his affiliates from Icahn Partners', Icahn Master's, Icahn Master II's and Icahn Master III's (collectively, the "Funds") ownership of the Shares. In the aggregate, Dr. Denner's profit interests and capital accounts in the Funds entitled him to less than 2% of the profits generated by the Funds' ownership of the Shares. The foregoing with respect to the Shares has been superseded by the following as of the date of this Notice: Dr. Denner has a participatory interest in the profits attributable to the Shares beneficially owned by the Direct Beneficial Owners and their affiliates equal to 5% of an amount equal to (x) such profits minus (y) an amount equal to a return on the Direct Beneficial Owners' and their affiliates' investment in the Shares of 8% per annum, compounded annually.

     The Annexes and all attachments thereto are hereby incorporated into and made a part of this Notice. Accordingly, all matters disclosed in any part of this Notice, including the Annexes and all attachments thereto should be deemed disclosed for all purposes of this Notice. All upper case terms appearing in the Annexes and all attachments thereto that are not defined in such Annexes and attachments shall have the meanings given in the body of this Notice or the Annexes, as applicable.

     Except as to information regarding Dr. Denner's participatory interest in the profits attributable to the Shares (which is as of the close of business on June 10, 2011), information is set forth herein as of the close of business on June 9, 2011. Neither the delivery of this Notice nor any delivery by any Direct Beneficial Owner, Beneficial Owner, or Nominee of additional information to the Corporation from and after the date hereof shall be deemed to constitute an admission by any Direct Beneficial Owner, Beneficial Owner, Nominee or any of their respective affiliates (if any) that such delivery is required or that each and every item or any item of information is required or as to the legality or enforceability of any notice requirement or any other matter, or a waiver by any Direct Beneficial Owner, Beneficial Owner, Nominee or any of their respective affiliates (if any) of their right to contest or challenge, in any way, the validity or enforceability of any notice requirement or any other matter (including actions taken by the Board of Directors of the Corporation in anticipation of, or following receipt of, this Notice). Furthermore, this Notice assumes that the Board of Directors will nominate a total of nine director nominees for election to the Board of Directors at the Annual Meeting and if the Board of Directors of the Corporation increases the number of directors to be nominated and elected at the Annual Meeting or a special meeting called for a similar purpose, the Record Holder reserves the right to add additional director nominees in respect of each such additional directorship. In the event any statement or other information in this Notice is not correct, or to the extent any applicable information has been omitted from this Notice, the Direct Beneficial Owners, Beneficial Owners and Nominees reserve the right to correct and/or supplement any such statement or other information set forth in this Notice.


                            [Signature page follows]

Very  truly  yours,



HIGH  RIVER  LIMITED  PARTNERSHIP
By:  Hopper  Investments  LLC,  its  general  partner
By:  Barberry  Corp.,  its  sole  member


By:  /s/  Edward  E.  Mattner
     ------------------------------
     Name:  Edward  E.  Mattner
     Title:  Authorized  Signatory













 [Signature page to Stockholders' Notice of Nominations of Persons for Election as Directors at the 2011 Annual Meeting of Stockholders of Forest Laboratories,
                                     Inc.]

                                                                         ANNEX A

                 SECURITY OWNERSHIP OF DIRECT BENEFICIAL OWNERS

(1) TITLE        (2) NAME OF         (3) AMOUNT OF            (4) PERCENT
    OF               BENEFICIAL          BENEFICIAL               OF
    CLASS            OWNER (1)           OWNERSHIP (2)            CLASS (3)
    -----            ----------          ----------               -------
   Common Stock,     High River           3,700,121                 1.29%
   par value
   $0.01 per
   share ("Shares")

   Shares            Icahn Partners       5,667,749                 1.98%

   Shares            Icahn Master         6,121,148                 2.14%

   Shares            Icahn Master II      2,098,516                 0.73%

   Shares            Icahn Master III       913,072                 0.32%
_________________________
(1) Please note that each stockholder listed in this table is, as of June 9, 2010, the direct beneficial owner of the Shares set forth under the heading "(3) Amount of Beneficial Ownership" and that indirect beneficial ownership of Shares is described below in the text of this Annex A under the heading "Description of Beneficial Ownership."

(2) Includes Shares underlying call options as described in Attachment 1-A to this Annex A.

(3) Please note that percentages of ownership set forth in this column were calculated based on the 286,162,661 Shares stated to be outstanding as of May 25, 2011 by the Corporation in the Corporation's Form 10K filed for the fiscal year ended March 31, 2011.


           DESCRIPTION OF BENEFICIAL OWNERSHIP AND BENEFICIAL OWNERS

     Barberry Corp., a Delaware corporation ("Barberry"), is the sole member of Hopper Investments LLC, a Delaware limited liability company ("Hopper"), which is the general partner of High River. Beckton Corp., a Delaware corporation ("Beckton") is the sole stockholder of Icahn Enterprises G.P. Inc., a Delaware corporation ("Icahn Enterprises GP"), which is the general partner of Icahn Enterprises Holdings L.P., a Delaware limited partnership ("Icahn Holdings"). Icahn Holdings is the sole member of IPH GP LLC, a Delaware limited liability company ("IPH"), which is the general partner of Icahn Capital L.P., a Delaware limited partnership ("Icahn Capital"). Icahn Capital is the general partner of each of Icahn Onshore LP, a Delaware limited partnership ("Icahn Onshore") and Icahn Offshore LP, a Delaware limited partnership ("Icahn Offshore"). Icahn Onshore is the general partner of Icahn Partners. Icahn Offshore is the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Each of Barberry and Beckton is 100 percent owned by Carl C. Icahn ("Mr. Icahn," and collectively with Barberry, Hopper, Beckton, Icahn Enterprises GP, Icahn Holdings, IPH, Icahn Capital, Icahn Onshore and Icahn Offshore, the "Beneficial Owners" and each of them a "Beneficial Owner." As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Direct Beneficial Owners.

     The principal business address of each of (i) Icahn Offshore, Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP and Beckton is White Plains Plaza, 445 Hamilton Avenue - Suite 1210, White Plains, NY 10601 and
(ii) Mr. Icahn, Barberry and Hopper is c/o Icahn Capital LP, 767 Fifth Avenue, 47th Floor, New York, NY 10153.

     Barberry is primarily engaged in the business of serving as the sole member of Hopper and investing in securities. Hopper is primarily engaged in the business of serving as the general partner of High River and investing in securities. Icahn Offshore is primarily engaged in the business of serving as the general partner of each of Icahn Master, Icahn Master II and Icahn Master
III. Icahn Onshore is primarily engaged in the business of serving as the general partner of Icahn Partners. Icahn Capital is primarily engaged in the business of serving as the general partner of each of Icahn Offshore and Icahn Onshore. IPH is primarily engaged in the business of serving as the general partner of Icahn Capital. Icahn Holdings is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn
Enterprises GP is primarily engaged in the business of serving as the general partner of each of Icahn Enterprises and Icahn Holdings. Beckton is primarily engaged in the business of holding the capital stock of Icahn Enterprises GP. Mr. Carl C. Icahn is primarily engaged in serving as (i) Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises, through which Mr. Icahn manages various private investment funds, including Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III, (ii) Chairman of the Board of Icahn Enterprises GP, the general partner of Icahn Enterprises L.P., a New York Stock Exchange listed diversified holding company engaged in a variety of businesses, including investment management, automotive, gaming, railcar, food packaging, metals, real estate and home fashion, and (iii) Chairman of the Board and a director of Starfire Holding Corporation ("Starfire"), a holding company engaged in the business of investing in and/or holding securities of various entities, and as Chairman of the Board and a director of various of Starfire's subsidiaries.

     The Direct Beneficial Owners and the Beneficial Owners may be deemed to beneficially own, in the aggregate, 18,500,606 Shares, representing approximately 6.47% of the Corporation's outstanding Shares (based upon the 286,162,661 Shares stated to be outstanding as of May 25, 2011 by the Corporation in the Corporation's Form 10K filed for the fiscal year ended March 31, 2011).

     High River has sole voting power and/or sole dispositive power with regard to 3,700,121 Shares (including 3,287,028 Shares underlying call options). Each of Hopper, Barberry and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and/or sole dispositive power with regard to 5,667,749 Shares (including 5,033,797 Shares underlying call options). Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Master has sole voting power and/or sole dispositive power with regard to 6,121,148 Shares (including 5,424,590 Shares underlying call options). Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Master II has sole voting power and/or sole dispositive power with regard to 2,098,516 Shares (including 1,881,878 Shares underlying call options). Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Master III has sole voting power and/or sole dispositive power with regard to 913,072 Shares (including 807,848 Shares underlying call options). Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. As described in this Notice, the Shares beneficially owned by the Direct Beneficial Owners and the Beneficial Owners include Shares underlying call options. The agreements governing these call options do not give the Direct Beneficial Owners or the Beneficial Owners direct or indirect voting, investment or dispositive control over the Shares to which these agreements relate.

     Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River, may be deemed to indirectly beneficially own the 3,700,121 Shares which High River directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners, may be deemed to indirectly beneficially own the 5,667,749 Shares which Icahn Partners directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Master, Icahn Master II and Icahn Master III, may be deemed to indirectly beneficially own the 9,132,736 Shares which Icahn Master, Icahn Master II and Icahn Master III directly beneficially own.

     Without acknowledging the following disclosure is required, on January 5, 2001, Reliance Group Holdings, Inc. ("Reliance") commenced an action in the United States District Court for the Southern District of New York against Carl
C. Icahn, Icahn Associates Corp. and High River alleging that High River's tender offer for Reliance 9% senior notes violated Section 14(e) of the Exchange Act. Reliance sought a temporary restraining order and preliminary and permanent injunctive relief to prevent defendants from purchasing the notes. The Court initially imposed a temporary restraining order. Defendants then supplemented the tender offer disclosures. The Court conducted a hearing on the disclosures and other matters raised by Reliance. It then denied plaintiff's motion for a preliminary injunction and ordered dissolution of its temporary restraining order following dissemination of the supplement. Reliance took an immediate appeal to the United States Court of Appeals for the Second Circuit and sought a stay to restrain defendants from purchasing notes during the pendency of the appeal. On January 30, 2001, the Court of Appeals denied plaintiff's stay application. On January 30, Reliance also sought a further temporary restraining order from the District Court. The Court considered the matter and reimposed its original restraint until noon the next day, at which time the restraint was dissolved. The appeal was argued on March 9 and denied on March 22, 2001.

TWO YEAR SUMMARY TABLE:

The following table indicates the date of each purchase and sale of Shares by Mr. Icahn and his affiliates within the past two years, and the number of Shares in each such purchase and sale.


NAME                         DATE                           SHARES PURCHASED
----                         ----                           ----------------
High River                8/21/2009                               80,000
High River                8/24/2009                                1,080
High River                8/25/2009                               31,280
High River                8/27/2009                                  120
High River                8/28/2009                               13,700
High River                 9/1/2009                               33,820
High River                 9/2/2009                               30,000
High River                9/11/2009                               23,060
High River                9/14/2009                                1,640
High River                9/15/2009                               25,300
High River                9/24/2009                               10,000
High River                10/2/2009                               10,000
High River               10/26/2009                               23,280
High River               10/28/2009                               20,000
High River                 3/1/2011                               48,813
High River                 3/1/2011                                1,000
High River                 3/2/2011                               40,000
High River                 3/4/2011                               20,000

Icahn Partners            8/21/2009                              109,547
Icahn Partners            8/24/2009                                1,478
Icahn Partners            8/25/2009                               42,834
Icahn Partners            8/27/2009                                  165
Icahn Partners            8/28/2009                               18,759
Icahn Partners             9/1/2009                               46,823
Icahn Partners             9/2/2009                               41,165
Icahn Partners            9/11/2009                               31,651
Icahn Partners            9/14/2009                                2,250
Icahn Partners            9/15/2009                               34,724
Icahn Partners            9/24/2009                               13,725
Icahn Partners            10/2/2009                               14,680
Icahn Partners           10/26/2009                               32,053
Icahn Partners           10/28/2009                               27,524
Icahn Partners             3/1/2011                              115,927
Icahn Partners             3/2/2011                               69,954
Icahn Partners             3/4/2011                               30,693

Icahn Master              8/21/2009                              134,886
Icahn Master              8/24/2009                                1,820
Icahn Master              8/25/2009                               52,741
Icahn Master              8/27/2009                                  202
Icahn Master              8/28/2009                               23,099
Icahn Master               9/1/2009                               57,157
Icahn Master               9/2/2009                               50,571
Icahn Master              9/11/2009                               38,896
Icahn Master              9/14/2009                                2,765
Icahn Master              9/15/2009                               42,674
Icahn Master              9/24/2009                               16,867
Icahn Master              10/2/2009                               18,530
Icahn Master             10/26/2009                               39,409
Icahn Master             10/28/2009                               33,863
Icahn Master               3/1/2011                               72,491
Icahn Master               3/2/2011                               76,863
Icahn Master               3/4/2011                               33,724

Icahn Master II           8/21/2009                               54,727
Icahn Master II           8/24/2009                                  739
Icahn Master II           8/25/2009                               21,399
Icahn Master II           8/27/2009                                   81
Icahn Master II           8/28/2009                                9,373
Icahn Master II            9/1/2009                               22,622
Icahn Master II            9/2/2009                               20,465
Icahn Master II           9/11/2009                               15,704
Icahn Master II           9/14/2009                                1,119
Icahn Master II           9/15/2009                               17,231
Icahn Master II           9/24/2009                                6,811
Icahn Master II           10/2/2009                                5,113
Icahn Master II          10/26/2009                               15,701
Icahn Master II          10/28/2009                               13,491
Icahn Master II            3/2/2011                                1,572
Icahn Master II            3/4/2011                               10,490

Icahn Master III          8/21/2009                               20,840
Icahn Master III          8/24/2009                                  283
Icahn Master III          8/25/2009                                8,146
Icahn Master III          8/27/2009                                   32
Icahn Master III          8/28/2009                                3,569
Icahn Master III           9/1/2009                                8,678
Icahn Master III           9/2/2009                                7,799
Icahn Master III          9/11/2009                                5,989
Icahn Master III          9/14/2009                                  426
Icahn Master III          9/15/2009                                6,571
Icahn Master III          9/24/2009                                2,597
Icahn Master III          10/2/2009                                1,677
Icahn Master III         10/26/2009                                5,957
Icahn Master III         10/28/2009                                5,122
Icahn Master III           3/1/2011                               10,834
Icahn Master III           3/2/2011                               11,611
Icahn Master III           3/4/2011                                5,093


Shares purchased by each of the Record Holders are maintained in margin accounts that include positions in securities in addition to the Shares. As of June 9, 2011, the indebtedness of (i) High River's margin account was approximately $247,012,854, (ii) Icahn Partners' margin account was approximately
$429,275,023, (iii) Icahn Master's margin account was approximately $426,974,384, (iv) Icahn Master II's margin account was approximately $102,448,135, and (v) Icahn Master III's margin account was approximately $55,296,050.

                                                                         ANNEX A
                                                                  ATTACHMENT 1-A

The  following  are  American  call  options  purchased by the Direct Beneficial
Owners, which have been written by UBS AG with a $21.25 strike price and an expiration date of March 7, 2013, and which provide for physical settlement (unless the applicable the Direct Beneficial Owner opts for a cash settlement). These are further described in the chart set forth below.



NAME                  DATE             QUANTITY          OPTION PREMIUM PAID ($)
----                  ----             --------          -----------------------
High River          3/7/2011             40,000                     439,412.00
High River          3/8/2011             24,958                     278,134.45
High River         3/10/2011             25,688                     279,305.62
High River         3/11/2011             20,000                     211,742.00
High River         3/14/2011             26,590                     275,504.31
High River         3/16/2011             67,290                     616,336.03
High River         3/17/2011             40,000                     375,088.00
High River         3/18/2011             40,740                     389,380.70
High River         3/23/2011              4,879                      46,285.61
High River         4/26/2011             66,354                     772,778.59
High River         4/27/2011             30,488                     361,569.39
High River         4/28/2011                320                       3,801.60
High River         4/29/2011             65,980                     789,127.40
High River         5/12/2011            127,227                   1,574,853.97
High River         5/13/2011            101,298                   1,315,921.80
High River         5/16/2011              1,329                      17,220.52
High River         5/17/2011             24,003                     311,628.55
High River         5/18/2011            175,365                   2,393,451.67
High River         5/19/2011            222,287                   3,103,904.52
High River         5/20/2011            222,384                   3,128,609.30
High River         5/23/2011            155,759                   2,109,428.56
High River         5/24/2011             87,833                   1,203,619.52
High River         5/25/2011            162,407                   2,265,528.93
High River         5/26/2011            112,860                   1,596,867.43
High River          6/1/2011             12,394                     176,817.76
High River          6/2/2011             42,836                     610,841.36
High River          6/3/2011            446,401                   6,917,340.62
High River          6/6/2011             95,000                   1,454,250.50
High River          6/7/2011            262,741                   4,106,247.72
High River          6/8/2011            219,098                   3,452,173.82
High River          6/9/2011            362,519                   5,967,389.01

Icahn Partners      3/7/2011             61,386                     674,343.63
Icahn Partners      3/8/2011             38,302                     426,841.32
Icahn Partners     3/10/2011             39,422                     428,635.41
Icahn Partners     3/11/2011             30,692                     324,939.27
Icahn Partners     3/14/2011             40,807                     422,809.49
Icahn Partners     3/16/2011            103,267                     945,863.76
Icahn Partners     3/17/2011             61,383                     575,600.67
Icahn Partners     3/18/2011             62,522                     597,566.52
Icahn Partners     3/23/2011              7,488                      71,036.41
Icahn Partners     4/26/2011            103,149                   1,201,304.20
Icahn Partners     4/27/2011             46,839                     555,482.44
Icahn Partners     4/28/2011                493                       5,856.84
Icahn Partners     4/29/2011            101,370                   1,212,395.34
Icahn Partners     5/12/2011            191,068                   2,365,097.02
Icahn Partners     5/13/2011            155,182                   2,015,907.29
Icahn Partners     5/16/2011              2,035                      26,368.51
Icahn Partners     5/17/2011             36,771                     477,394.22
Icahn Partners     5/18/2011            268,648                   3,666,615.36
Icahn Partners     5/19/2011            340,528                   4,754,962.73
Icahn Partners     5/20/2011            340,677                   4,792,814.37
Icahn Partners     5/23/2011            238,613                   3,231,512.00
Icahn Partners     5/24/2011            134,553                   1,843,847.04
Icahn Partners     5/25/2011            248,797                   3,470,643.51
Icahn Partners     5/26/2011            172,894                   2,446,294.50
Icahn Partners      6/1/2011             18,626                     265,725.97
Icahn Partners      6/2/2011             65,615                     935,669.90
Icahn Partners      6/3/2011            683,786                  10,595,811.10
Icahn Partners      6/6/2011            145,518                   2,227,574.99
Icahn Partners      6/7/2011            402,460                   6,289,846.11
Icahn Partners      6/8/2011            335,608                   5,287,940.33
Icahn Partners      6/9/2011            555,298                   9,140,704.85

Icahn Master        3/7/2011             67,448                     740,936.51
Icahn Master        3/8/2011             42,085                     468,999.45
Icahn Master       3/10/2011             43,314                     470,953.12
Icahn Master       3/11/2011             33,725                     357,049.95
Icahn Master       3/14/2011             44,835                     464,544.40
Icahn Master       3/16/2011            113,464                   1,039,262.16
Icahn Master       3/17/2011             67,449                     632,482.76
Icahn Master       3/18/2011             68,695                     656,566.20
Icahn Master       3/23/2011              8,229                      78,066.05
Icahn Master       4/26/2011             78,757                     917,227.65
Icahn Master       4/27/2011             50,095                     594,096.64
Icahn Master       4/28/2011                526                       6,248.88
Icahn Master       4/29/2011            108,417                   1,296,678.16
Icahn Master       5/12/2011            219,672                   2,719,165.92
Icahn Master       5/13/2011            167,531                   2,176,328.21
Icahn Master       5/16/2011              2,197                      28,467.63
Icahn Master       5/17/2011             39,698                     515,395.16
Icahn Master       5/18/2011            290,025                   3,958,377.21
Icahn Master       5/19/2011            367,627                   5,133,359.61
Icahn Master       5/20/2011            367,787                   5,174,211.41
Icahn Master       5/23/2011            257,602                   3,488,678.13
Icahn Master       5/24/2011            145,261                   1,990,584.11
Icahn Master       5/25/2011            268,594                   3,746,805.72
Icahn Master       5/26/2011            186,653                   2,640,971.96
Icahn Master        6/1/2011             21,565                     307,654.92
Icahn Master        6/2/2011             70,863                   1,010,506.38
Icahn Master        6/3/2011            738,386                  11,443,431.36
Icahn Master        6/6/2011            157,160                   2,405,789.56
Icahn Master        6/7/2011            434,655                   6,793,005.67
Icahn Master        6/8/2011            362,455                   5,710,949.72
Icahn Master        6/9/2011            599,720                   9,871,930.95

Icahn Master II     3/7/2011             20,976                     230,427.65
Icahn Master II     3/8/2011             13,089                     145,865.12
Icahn Master II    3/10/2011             13,472                     146,481.06
Icahn Master II    3/11/2011             10,488                     111,037.50
Icahn Master II    3/14/2011             13,945                     144,486.93
Icahn Master II    3/16/2011             35,288                     323,216.91
Icahn Master II    3/17/2011             20,979                     196,724.28
Icahn Master II    3/18/2011             21,365                     204,200.26
Icahn Master II    3/23/2011              2,558                      24,266.98
Icahn Master II    4/26/2011             71,564                     833,455.81
Icahn Master II    4/27/2011             17,447                     206,910.95
Icahn Master II    4/28/2011                182                       2,162.16
Icahn Master II    4/29/2011             37,753                     451,529.66
Icahn Master II    5/12/2011             68,223                     844,484.76
Icahn Master II    5/13/2011             57,497                     746,920.53
Icahn Master II    5/16/2011                755                       9,782.91
Icahn Master II    5/17/2011             13,624                     176,879.03
Icahn Master II    5/18/2011             99,536                   1,358,507.14
Icahn Master II    5/19/2011            126,170                   1,761,774.80
Icahn Master II    5/20/2011            126,226                   1,775,810.48
Icahn Master II    5/23/2011             88,408                   1,197,300.70
Icahn Master II    5/24/2011             49,853                     683,160.59
Icahn Master II    5/25/2011             92,180                   1,285,883.35
Icahn Master II    5/26/2011             64,059                     906,377.20
Icahn Master II     6/1/2011              6,014                      85,798.13
Icahn Master II     6/2/2011             24,296                     346,460.96
Icahn Master II     6/3/2011            253,176                   3,923,164.66
Icahn Master II     6/6/2011             53,880                     824,789.65
Icahn Master II     6/7/2011            149,013                   2,328,849.67
Icahn Master II     6/8/2011            124,261                   1,957,893.59
Icahn Master II     6/9/2011            205,601                   3,384,377.50

Icahn Master III    3/7/2011             10,190                     111,940.21
Icahn Master III    3/8/2011              6,357                      70,843.04
Icahn Master III   3/10/2011              6,543                      71,142.04
Icahn Master III   3/11/2011              5,095                      53,941.27
Icahn Master III   3/14/2011              6,773                      70,176.41
Icahn Master III   3/16/2011             17,141                     157,001.28
Icahn Master III   3/17/2011             10,189                      95,544.29
Icahn Master III   3/18/2011             10,378                      99,189.81
Icahn Master III   3/23/2011              1,243                      11,791.97
Icahn Master III   4/26/2011             11,944                     139,103.41
Icahn Master III   4/27/2011              7,569                      89,763.80
Icahn Master III   4/28/2011                 79                         938.52
Icahn Master III   4/29/2011             16,382                     195,930.36
Icahn Master III   5/12/2011             29,945                     370,668.19
Icahn Master III   5/13/2011             24,984                     324,557.15
Icahn Master III   5/16/2011                327                       4,237.10
Icahn Master III   5/17/2011              5,921                      76,871.75
Icahn Master III   5/18/2011             43,250                     590,293.30
Icahn Master III   5/19/2011             54,822                     765,507.00
Icahn Master III   5/20/2011             54,846                     771,600.95
Icahn Master III   5/23/2011             38,415                     520,250.50
Icahn Master III   5/24/2011             21,663                     296,858.92
Icahn Master III   5/25/2011             40,055                     558,755.23
Icahn Master III   5/26/2011             27,833                     393,811.90
Icahn Master III    6/1/2011              3,373                      48,120.57
Icahn Master III    6/2/2011             10,570                     150,728.20
Icahn Master III    6/3/2011            110,158                   1,706,986.34
Icahn Master III    6/6/2011             23,442                     358,847.79
Icahn Master III    6/7/2011             64,836                   1,013,289.43
Icahn Master III    6/8/2011             54,066                     851,880.12
Icahn Master III    6/9/2011             89,459                   1,472,575.65

                                                                         ANNEX A
                                                                  ATTACHMENT 1-B

The following are European put options which have been written by the Direct Beneficial Owners to UBS AG and have a $21.25 strike price and an expiration date of the earlier of March 7, 2013 or the date on which the corresponding American-style call option described above in Annex A, Attachment 1-A is exercised, and provide for cash settlement only and are further described in the chart set forth below.

NAME                  DATE             QUANTITY          OPTION PREMIUM PAID ($)
----                  ----             --------          -----------------------
High River          3/7/2011             40,000                    400.00
High River          3/8/2011             24,958                    249.58
High River         3/10/2011             25,688                    256.88
High River         3/11/2011             20,000                    200.00
High River         3/14/2011             26,590                    265.90
High River         3/16/2011             67,290                    672.90
High River         3/17/2011             40,000                    400.00
High River         3/18/2011             40,740                    407.40
High River         3/23/2011              4,879                     48.79
High River         4/26/2011             66,354                    663.54
High River         4/27/2011             30,488                    304.88
High River         4/28/2011                320                      3.20
High River         4/29/2011             65,980                    659.80
High River         5/12/2011            127,227                  1,272.27
High River         5/13/2011            101,298                  1,012.98
High River         5/16/2011              1,329                     13.29
High River         5/17/2011             24,003                    240.03
High River         5/18/2011            175,365                  1,753.65
High River         5/19/2011            222,287                  2,222.87
High River         5/20/2011            222,384                  2,223.84
High River         5/23/2011            155,759                  1,557.59
High River         5/24/2011             87,833                    878.33
High River         5/25/2011            162,407                  1,624.07
High River         5/26/2011            112,860                  1,128.60
High River          6/1/2011             12,394                    123.94
High River          6/2/2011             42,836                    428.36
High River          6/3/2011            446,401                  4,464.01
High River          6/6/2011             95,000                    950.00
High River          6/7/2011            262,741                  2,627.41
High River          6/8/2011            219,098                  2,190.98
High River          6/9/2011            362,519                  3,625.19

Icahn Partners      3/7/2011             61,386                    613.86
Icahn Partners      3/8/2011             38,302                    383.02
Icahn Partners     3/10/2011             39,422                    394.22
Icahn Partners     3/11/2011             30,692                    306.92
Icahn Partners     3/14/2011             40,807                    408.07
Icahn Partners     3/16/2011            103,267                  1,032.67
Icahn Partners     3/17/2011             61,383                    613.83
Icahn Partners     3/18/2011             62,522                    625.22
Icahn Partners     3/23/2011              7,488                     74.88
Icahn Partners     4/26/2011            103,149                  1,031.49
Icahn Partners     4/27/2011             46,839                    468.39
Icahn Partners     4/28/2011                493                      4.93
Icahn Partners     4/29/2011            101,370                  1,013.70
Icahn Partners     5/12/2011            191,068                  1,910.68
Icahn Partners     5/13/2011            155,182                  1,551.82
Icahn Partners     5/16/2011              2,035                     20.35
Icahn Partners     5/17/2011             36,771                    367.71
Icahn Partners     5/18/2011            268,648                  2,686.48
Icahn Partners     5/19/2011            340,528                  3,405.28
Icahn Partners     5/20/2011            340,677                  3,406.77
Icahn Partners     5/23/2011            238,613                  2,386.13
Icahn Partners     5/24/2011            134,553                  1,345.53
Icahn Partners     5/25/2011            248,797                  2,487.97
Icahn Partners     5/26/2011            172,894                  1,728.94
Icahn Partners      6/1/2011             18,626                    186.26
Icahn Partners      6/2/2011             65,615                    656.15
Icahn Partners      6/3/2011            683,786                  6,837.86
Icahn Partners      6/6/2011            145,518                  1,455.18
Icahn Partners      6/7/2011            402,460                  4,024.60
Icahn Partners      6/8/2011            335,608                  3,356.08
Icahn Partners      6/9/2011            555,298                  5,552.98

Icahn Master        3/7/2011             67,448                    674.48
Icahn Master        3/8/2011             42,085                    420.85
Icahn Master       3/10/2011             43,314                    433.14
Icahn Master       3/11/2011             33,725                    337.25
Icahn Master       3/14/2011             44,835                    448.35
Icahn Master       3/16/2011            113,464                  1,134.64
Icahn Master       3/17/2011             67,449                    674.49
Icahn Master       3/18/2011             68,695                    686.95
Icahn Master       3/23/2011              8,229                     82.29
Icahn Master       4/26/2011             78,757                    787.57
Icahn Master       4/27/2011             50,095                    500.95
Icahn Master       4/28/2011                526                      5.26
Icahn Master       4/29/2011            108,417                  1,084.17
Icahn Master       5/12/2011            219,672                  2,196.72
Icahn Master       5/13/2011            167,531                  1,675.31
Icahn Master       5/16/2011              2,197                     21.97
Icahn Master       5/17/2011             39,698                    396.98
Icahn Master       5/18/2011            290,025                  2,900.25
Icahn Master       5/19/2011            367,627                  3,676.27
Icahn Master       5/20/2011            367,787                  3,677.87
Icahn Master       5/23/2011            257,602                  2,576.02
Icahn Master       5/24/2011            145,261                  1,452.61
Icahn Master       5/25/2011            268,594                  2,685.94
Icahn Master       5/26/2011            186,653                  1,866.53
Icahn Master        6/1/2011             21,565                    215.65
Icahn Master        6/2/2011             70,863                    708.63
Icahn Master        6/3/2011            738,386                  7,384.86
Icahn Master        6/6/2011            157,160                  1,571.60
Icahn Master        6/7/2011            434,655                  4,346.55
Icahn Master        6/8/2011            362,455                  3,624.55
Icahn Master        6/9/2011            599,720                  5,997.20

Icahn Master II     3/7/2011             20,976                    209.76
Icahn Master II     3/8/2011             13,089                    130.89
Icahn Master II    3/10/2011             13,472                    134.72
Icahn Master II    3/11/2011             10,488                    104.88
Icahn Master II    3/14/2011             13,945                    139.45
Icahn Master II    3/16/2011             35,288                    352.88
Icahn Master II    3/17/2011             20,979                    209.79
Icahn Master II    3/18/2011             21,365                    213.65
Icahn Master II    3/23/2011              2,558                     25.58
Icahn Master II    4/26/2011             71,564                    715.64
Icahn Master II    4/27/2011             17,447                    174.47
Icahn Master II    4/28/2011                182                      1.82
Icahn Master II    4/29/2011             37,753                    377.53
Icahn Master II    5/12/2011             68,223                    682.23
Icahn Master II    5/13/2011             57,497                    574.97
Icahn Master II    5/16/2011                755                      7.55
Icahn Master II    5/17/2011             13,624                    136.24
Icahn Master II    5/18/2011             99,536                    995.36
Icahn Master II    5/19/2011            126,170                  1,261.70
Icahn Master II    5/20/2011            126,226                  1,262.26
Icahn Master II    5/23/2011             88,408                    884.08
Icahn Master II    5/24/2011             49,853                    498.53
Icahn Master II    5/25/2011             92,180                    921.80
Icahn Master II    5/26/2011             64,059                    640.59
Icahn Master II     6/1/2011              6,014                     60.14
Icahn Master II     6/2/2011             24,296                    242.96
Icahn Master II     6/3/2011            253,176                  2,531.76
Icahn Master II     6/6/2011             53,880                    538.80
Icahn Master II     6/7/2011            149,013                  1,490.13
Icahn Master II     6/8/2011            124,261                  1,242.61
Icahn Master II     6/9/2011            205,601                  2,056.01

Icahn Master III    3/7/2011             10,190                    101.90
Icahn Master III    3/8/2011              6,357                     63.57
Icahn Master III   3/10/2011              6,543                     65.43
Icahn Master III   3/11/2011              5,095                     50.95
Icahn Master III   3/14/2011              6,773                     67.73
Icahn Master III   3/16/2011             17,141                    171.41
Icahn Master III   3/17/2011             10,189                    101.89
Icahn Master III   3/18/2011             10,378                    103.78
Icahn Master III   3/23/2011              1,243                     12.43
Icahn Master III   4/26/2011             11,944                    119.44
Icahn Master III   4/27/2011              7,569                     75.69
Icahn Master III   4/28/2011                 79                      0.79
Icahn Master III   4/29/2011             16,382                    163.82
Icahn Master III   5/12/2011             29,945                    299.45
Icahn Master III   5/13/2011             24,984                    249.84
Icahn Master III   5/16/2011                327                      3.27
Icahn Master III   5/17/2011              5,921                     59.21
Icahn Master III   5/18/2011             43,250                    432.50
Icahn Master III   5/19/2011             54,822                    548.22
Icahn Master III   5/20/2011             54,846                    548.46
Icahn Master III   5/23/2011             38,415                    384.15
Icahn Master III   5/24/2011             21,663                    216.63
Icahn Master III   5/25/2011             40,055                    400.55
Icahn Master III   5/26/2011             27,833                    278.33
Icahn Master III    6/1/2011              3,373                     33.73
Icahn Master III    6/2/2011             10,570                    105.70
Icahn Master III    6/3/2011            110,158                  1,101.58
Icahn Master III    6/6/2011             23,442                    234.42
Icahn Master III    6/7/2011             64,836                    648.36
Icahn Master III    6/8/2011             54,066                    540.66
Icahn Master III    6/9/2011             89,459                    894.59

                                                                         ANNEX B
                                                                    ATTACHMENT 1

INFORMATION ABOUT NOMINEES
--------------------------

NAME:                  Alexander  J.  Denner,  Ph.D.

AGE:                   41

BUSINESS               Icahn  Associates  Corp.,767  Fifth  Avenue,  47th Floor,
ADDRESS:               New  York,  NY  10153

RESIDENCE              565  Stanwich  Road
ADDRESS:               Greenwich,  CT  06831

PRINCIPAL OCCUPATION   See  below
OR EMPLOYMENT:

CITIZENSHIP:           United  States  of  America

Dr. Denner has an interest in the election of directors at the Annual Meeting indirectly through his profit interests in the Shares held by the Direct Beneficial Owners as described below. Other than in respect of such profit interests, Dr. Denner does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation.

Dr. Denner has a participatory interest in the profits attributable to the Shares beneficially owned by the Direct Beneficial Owners and their affiliates equal to 5% of an amount equal to (x) such profits minus (y) an amount equal to a return on the Direct Beneficial Owners' and their affiliates' investment in the Shares of 8% per annum, compounded annually.

Dr. Denner's principal occupation is serving as Managing Director of entities affiliated with Carl C. Icahn, including Icahn Partners, Icahn Master, Icahn
Master II and Icahn Master III (collectively, the "Funds"). The Funds are private investment funds. Dr. Denner has served in this position since August 2006. From April 2005 to May 2006, Dr. Denner served as a portfolio manager specializing in healthcare investments for Viking Global Investors. Previously, he served in a variety of roles at Morgan Stanley, beginning in 1996, including as portfolio manager of healthcare and biotechnology mutual funds. Dr. Denner was the chairman of the Executive Committee of the Board of Directors of ImClone Systems Incorporated, a publicly traded biopharmaceutical company, and a director of ImClone Systems Incorporated from April 2006 until the company was purchased in December 2008. He served on the Board of Adventrx Pharmaceuticals Inc., a publicly traded biopharmaceutical company from October 2006 to October 2009. In addition, Dr. Denner has served as a director of Biogen Idec Pharmaceuticals, a publicly traded biopharmaceutical company from June, 2009 until the present, as a director of Amylin Pharmaceuticals, Inc., a publicly traded biopharmaceutical company from June 2009 until the present, and as a director of Enzon Pharmaceuticals, a publicly traded biopharmaceutical company from May 2009 until the present, and as Chairman of the Board of Directors of Enzon Pharmaceuticals from July, 2009 until the present. Dr. Denner received his S.B. degree from the Massachusetts Institute of Technology and his M.S., M.Phil., and Ph.D. degrees from Yale University.

                                                                         ANNEX B
                                                                    ATTACHMENT 2


INFORMATION ABOUT NOMINEES
--------------------------

NAME:                  Richard  C.  Mulligan,  Ph.D

AGE:                   56

BUSINESS               Harvard  Institutes  of  Medicine,  Rm  407
ADDRESS:               4  Blackfan  Circle
                       Boston,  MA  02115

RESIDENCE              35  Foster  Street
ADDRESS:               Cambridge,  MA  02138

PRINCIPAL OCCUPATION   See below
OR EMPLOYMENT:

CITIZENSHIP:           United  States  of  America

Dr. Mulligan does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. Dr. Mulligan has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement attached hereto as Annex D.

Dr. Mulligan's principal occupation is serving as the Mallinckrodt Professor of Genetics at Harvard Medical School, and Director of the Harvard Gene Therapy Initiative. Professor Mulligan received his B.S. degree from the Massachusetts Institute of Technology, and his Ph.D. from the Department of Biochemistry at Stanford University School of Medicine. After receiving postdoctoral training at the Center for Cancer Research at MIT, Professor Mulligan joined the MIT faculty and subsequently was appointed Professor of Molecular Biology and Member of the Whitehead Institute for Biomedical Research before moving to Children's Hospital and Harvard in 1996. His honors include the MacArthur Foundation Prize, the Rhodes Memorial Award of the American Association for Cancer Research, the ASMB-Amgen Award, and the Nagai Foundation International Prize.

Dr. Mulligan served as a director of ImClone System Incorporated, a publicly traded biopharmaceutical company, from September 2006 until November 2008, and as a member of Scientific Advisory Board and Executive Committee. In addition, Dr. Mulligan has served as a director of Biogen Idec Pharmaceuticals, a publicly traded biopharmaceutical company from June 2009 until the present, as a director of Enzon Pharmaceuticals, a publicly traded biopharmaceutical company from May 2009 until the present, and as a director of Cellectis SA, a biotechnology company which specializes in genome engineering, since 2007. He has also served on the National Institutes of Health's Recombinant DNA Advisory Committee and on the U.S. Food and Drug Administration Biological Response Modifiers Advisory Committee.

                                                                         ANNEX B
                                                                    ATTACHMENT 3

INFORMATION ABOUT NOMINEES
--------------------------

NAME:                  Professor  Lucian  Bebchuk

AGE:                   55

BUSINESS               22  Sacramento  Street
ADDRESS:               Cambridge,  MA  02138


RESIDENCE              1545  Massachusetts  Avenue
ADDRESS:               Cambridge,  MA  02138

PRINCIPAL OCCUPATION   See below
OR EMPLOYMENT:

CITIZENSHIP:           United  States  of  America

Professor Bebchuk does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. Professor Bebchuk has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement attached hereto as Annex D.

Professor Bebchuk's principal occupation is serving as the William J. Friedman and Alicia Townsend Friedman Professor of Law, Economics, and Finance and Director of the Program on Corporate Governance at Harvard Law School. Professor Bebchuk is also a Research Associate of the National Bureau of Economic Research and Inaugural Fellow of the European Corporate Governance Network. Trained in both law and economics, Professor Bebchuk holds an LL.M. and S.J.D. from Harvard Law School and an M.A. and a Ph.D. in Economics from the Harvard Economics
Department. His research focuses on corporate governance, law and finance, and law and economics. Upon electing him to membership in 2000, the American Academy of Arts and Sciences cited him as "[o]ne of the nation's leading scholars of law and economics," who "has made major contribution to the study of corporate control, governance, and insolvency." The author of more than one hundred research papers, Professor Bebchuk's work has appeared in the top academic journals in law, in economics, and in finance. His widely acclaimed book, Pay without Performance: the Unfulfilled Promise of Executive Compensation, co-authored with Jesse Fried, was published in 2004. Professor Bebchuk has been a frequent contributor to policy-making, practice, and public debate in the fields of corporate governance and financial regulation. He has appeared in hearings and roundtables before the Senate Finance Committee, the House of Representatives Committee of Financial Services, and the SEC; has advised publicly traded firms, governmental authorities both in and outside the U.S., and law firms; has authored numerous op-ed pieces, including in the Wall Street Journal, the New York Times, and the Financial Times; and serves on the board of directors of OJSC MMC Norilsk Nickel, the world's largest producer of nickel and palladium. He was included in the list of "100 most influential players in corporate governance" of Directorship, the "100 most influential people in finance" of Treasury & Risk Management, and the list of top-10 "governance stars" of Global Proxy Watch. Professor Bebchuk served as President of the American Law and Economics Association and Chair of the Business Association Section of the American Association of Law Teachers. He is a Vice-President of the Western Economics Association International and the founding Director of the SSRN Corporate Governance Network.

                                                                         ANNEX B
                                                                    ATTACHMENT 4

INFORMATION ABOUT NOMINEES
--------------------------

NAME:                  Eric  J.  Ende,  M.D.

AGE:                   43

BUSINESS               6231  PGA  Blvd,  STE  104-161
ADDRESS:               Palm  Beach  Gardens,  FL  33418

RESIDENCE              102  Via  Palacio
ADDRESS:               Palm  Beach  Gardens,  FL  33418

PRINCIPAL OCCUPATION   See below
OR EMPLOYMENT:

CITIZENSHIP:           United  States  of  America

Dr. Ende does not, and his associates do not, own, beneficially or of record, any shares of capital stock of the Corporation. Dr. Ende has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement attached hereto as Annex D.

Dr. Ende's principal occupation is serving as President of Ende Consulting Group, which is focused on biotechnology industry consulting, since 2009. Since 2008, Dr. Ende has also served as a Managing Partner of Silverback Group, which is focused on identifying, evaluating and participating in various types of investment opportunities, including venture capital, real estate and financings. From 2002 through 2008, Dr. Ende was the senior biotechnology analyst at Merrill Lynch. From 2000 to 2002, he was the senior biotechnology analyst at Banc of America Securities. From 1997 to 2000, he was a biotechnology analyst at Lehman Brothers. During Dr. Ende's career as a biotechnology analyst, he was named to Institutional Investor's AllAmerica Equity Research Team six times as well as to The Greenwich Survey list of top analysts. He was also named Top Stock Picker by The Street.com and Best Earnings Estimator by Forbes.com. Dr. Ende served as a director of Genzyme Corporation from 2010 until it was acquired by Sanofi-Aventis in 2011. Dr. Ende received an M.B.A. in Finance & Accounting from New York University's Stern Business School in 1997, an M.D. from Mount Sinai School of Medicine in 1994, and a B.S. in Biology and Psychology from Emory University in 1990.

                                                                         ANNEX C

The written consent of each Nominee to, among other things, being named as a nominee for election as a director of the Corporation and to serve as a director if elected is attached to this Annex C. If the Corporation requests original signed statements of consents, the Record Holder will provide them.

                                                                         ANNEX C
                                                                    ATTACHMENT 1


                               CONSENT OF NOMINEE

     The undersigned hereby consents to being named as a nominee for election as a director of Forest Laboratories, Inc. (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of the Company by High River Limited Partnership ("High River"), Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn Partners Master Fund II LP ("Icahn Master II"), Icahn Partners Master Fund III LP ("Icahn Master III", and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the "Holders") and in other materials in connection with the solicitation of proxies by the Holders from stockholders of the Company to be voted at the 2011 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

     The undersigned hereby consents to the disclosure of all information relating to the undersigned as would be required to be disclosed in solicitations of proxies for the election of the undersigned as a director pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in any such solicitation made by the Company. The undersigned, if elected, intends to tender, promptly following the undersigned's election or reelection, an irrevocable resignation effective upon the undersigned's failure to receive the required vote for reelection at the next meeting at which the undersigned would face reelection and upon acceptance of such resignation by the board of directors, in accordance with the Company's Board Practice on Director Elections.

Dated: June 9, 2011



                                                    /s/ Alexander  J.  Denner
                                                    -------------------------
                                                    Name:  Alexander  J.  Denner

                                                                         ANNEX C
                                                                    ATTACHMENT 2

                               CONSENT OF NOMINEE

     The undersigned hereby consents to being named as a nominee for election as a director of Forest Laboratories, Inc. (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of the Company by High River Limited Partnership ("High River"), Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn Partners Master Fund II LP ("Icahn Master II"), Icahn Partners Master Fund III LP ("Icahn Master III", and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the "Holders") and in other materials in connection with the solicitation of proxies by the Holders from stockholders of the Company to be voted at the 2011 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

     The undersigned hereby consents to the disclosure of all information relating to the undersigned as would be required to be disclosed in solicitations of proxies for the election of the undersigned as a director pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in any such solicitation made by the Company. The undersigned, if elected, intends to tender, promptly following the undersigned's election or reelection, an irrevocable resignation effective upon the undersigned's failure to receive the required vote for reelection at the next meeting at which the undersigned would face reelection and upon acceptance of such resignation by the board of directors, in accordance with the Company's Board Practice on Director Elections.

Dated:  June  8,  2011



                                                        /s/ Richard  Mulligan
                                                        ---------------------
                                                        Name:  Richard  Mulligan

                                                                         ANNEX C
                                                                    ATTACHMENT 3

                               CONSENT OF NOMINEE

     The undersigned hereby consents to being named as a nominee for election as a director of Forest Laboratories, Inc. (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of the Company by High River Limited Partnership ("High River"), Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn Partners Master Fund II LP ("Icahn Master II"), Icahn Partners Master Fund III LP ("Icahn Master III", and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the "Holders") and in other materials in connection with the solicitation of proxies by the Holders from stockholders of the Company to be voted at the 2011 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

     The undersigned hereby consents to the disclosure of all information relating to the undersigned as would be required to be disclosed in solicitations of proxies for the election of the undersigned as a director pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in any such solicitation made by the Company. The undersigned, if elected, intends to tender, promptly following the undersigned's election or reelection, an irrevocable resignation effective upon the undersigned's failure to receive the required vote for reelection at the next meeting at which the undersigned would face reelection and upon acceptance of such resignation by the board of directors, in accordance with the Company's Board Practice on Director Elections.

Dated:  June  9,  2011



                                                      /s/ Lucian  A.  Bebchuk
                                                      -----------------------
                                                      Name:  Lucian  A.  Bebchuk

                                                                         ANNEX C
                                                                    ATTACHMENT 4

                               CONSENT OF NOMINEE

     The undersigned hereby consents to being named as a nominee for election as a director of Forest Laboratories, Inc. (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of the Company by High River Limited Partnership ("High River"), Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn Partners Master Fund II LP ("Icahn Master II"), Icahn Partners Master Fund III LP ("Icahn Master III", and collectively with High River, Icahn Partners, Icahn Master and Icahn Master II, the "Holders") and in other materials in connection with the solicitation of proxies by the Holders from stockholders of the Company to be voted at the 2011 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

     The undersigned hereby consents to the disclosure of all information relating to the undersigned as would be required to be disclosed in solicitations of proxies for the election of the undersigned as a director pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in any such solicitation made by the Company. The undersigned, if elected, intends to tender, promptly following the undersigned's election or reelection, an irrevocable resignation effective upon the undersigned's failure to receive the required vote for reelection at the next meeting at which the undersigned would face reelection and upon acceptance of such resignation by the board of directors, in accordance with the Company's Board Practice on Director Elections.

Dated:  June  8,  2011



                                                               /s/ Eric  Ende
                                                               --------------
                                                               Name:  Eric  Ende

                                                                         ANNEX D

Attached to this Annex D is the form of agreement to be entered into by the Nominees (other than Dr. Denner) and an affiliate of the Record Holder pursuant to which such affiliate has agreed to pay certain fees to such Nominees and to indemnify such Nominees with respect to certain costs incurred by such Nominees in connection with the proxy contest relating to the Annual Meeting.

                                ICAHN CAPITAL LP

                                  June 9, 2011

To the undersigned potential nominee:

     This will confirm our understanding as follows:

     You agree that you are willing, should we so elect, to become a member of a slate of nominees (the "Slate") to stand for election as directors of Forest Laboratories, Inc. ("Forest Laboratories") in connection with a proxy contest with management of Forest Laboratories in respect of the election of directors of Forest Laboratories at the 2011 Annual Meeting of Shareholders of Forest Laboratories (the "Annual Meeting"), expected to be held in the Summer of 2011, or a special meeting of shareholders of Forest Laboratories called for a similar purpose (the "Proxy Contest").

     Icahn Capital LP ("Icahn") agrees to pay the costs of the Proxy Contest.

     In addition, upon our filing of a preliminary proxy statement with the SEC, which indicates that Icahn, or an affiliate thereof, intends to nominate you for election at the Annual Meeting, you will be entitled to be paid $25,000 by Icahn unless you are elected to serve as a director of Forest Laboratories at the Annual Meeting or a special meeting of shareholders of Forest Laboratories called for a similar purpose or in connection with a settlement of the Proxy Contest by Icahn and Forest Laboratories, in which case you will not receive any payment from Icahn in connection with the Proxy Contest. Payment to you pursuant to this paragraph, if any, will be made by Icahn, subject to the terms hereof, upon the earliest of (i) the certification of the results of the election in respect of the Proxy Contest, (ii) the settlement of the Proxy Contest by Icahn and Forest Laboratories, or (iii) the withdrawal of the Proxy Contest by Icahn.

     You understand that it may be difficult, if not impossible, to replace nominees who, such as yourself, have agreed to serve on the Slate and later change their minds and determine not to seek election. Accordingly, the Slate is relying upon your agreement to seek election. In that connection, you are being supplied with a questionnaire in which you will provide Icahn with information necessary for Icahn to make appropriate disclosure both to Forest Laboratories and for use in creating the proxy material to be sent to shareholders of Forest Laboratories and to be filed with the Securities and Exchange Commission. You have agreed that (i) you will immediately complete and sign the questionnaire and return it to Mark DiPaolo, Assistant General Counsel, Icahn Enterprises LP, 767 Fifth Avenue, Suite 4700, New York, NY 10153, Tel: (212) 702-4361, Fax:
(212) 688-1158, Email: mdipaolo@sfire.com and (ii) your responses to the questions contained therein will be true and correct in all respects. In addition, you have agreed that, concurrently with your execution of this letter, you will execute the attached instrument directed to Forest Laboratories informing Forest Laboratories that you consent to being nominated by Icahn, or an affiliate thereof, for election as a director of Forest Laboratories and, if elected, consent to serving as a director of Forest Laboratories and consent to the disclosure of certain information relating to you as would be required to be disclosed in solicitations of proxies for your election as a director pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in any such solicitation made by the Company. You also will make a statement in the attached instrument that if elected, you intend to tender, promptly following your election or reelection, an irrevocable resignation effective upon your failure to receive the required vote for reelection at the next meeting at which you would face reelection and upon acceptance of such resignation by the board of directors, in accordance with the Company's Board Practice on Director Elections. Upon being notified that we have chosen you, we may forward that instrument and your completed questionnaire (or summaries thereof) to Forest Laboratories.

     Icahn hereby agrees that, so long as you actually serve on the Slate, Icahn will defend, indemnify and hold you harmless from and against any and all losses, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys' fees, costs, expenses and disbursements) incurred by you in the event that (i) you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof relating solely to your role as a nominee for director of Forest Laboratories on the Slate (a "Proceeding") or (ii) you are called to testify or give a deposition in any Proceeding (whether or not you are a party or are threatened to be made a party to such Proceeding), including, in each case, the advancement to you of all reasonable attorneys' costs and expenses incurred by you in connection with any Proceeding. Your right of indemnification hereunder shall continue (i) in the event that Icahn determines to withdraw the Slate or remove you from the Slate and (ii) after the election has taken place but only for events which occur prior to such election and subsequent to the date hereof. Anything to the contrary herein notwithstanding, Icahn is not indemnifying you for any action taken by you or on your behalf which occurs prior to the date hereof or subsequent to the Annual Meeting or such earlier time as you are no longer a nominee of the Slate for election to Forest Laboratories' Board of Directors or for any actions taken by you as a director of Forest Laboratories, if you are elected. Nothing herein shall be construed to provide you an indemnity: (i) in the event you are found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate; or (ii) if you acted in a manner which constitutes gross negligence or willful misconduct. In the event that you shall make any claim for indemnification hereunder, you shall promptly notify Icahn in the event of any third-party claims actually made against you or known by you to be threatened. In addition, with respect to any such claim, Icahn shall be entitled to control your defense with counsel chosen by Icahn. Icahn shall not be responsible for any settlement of any claim against you covered by this indemnity without its prior written consent. However, Icahn may not enter into any settlement of any such claim without your consent unless such settlement includes a release of you from any and all liability in respect of such claim.

     Each of us recognizes that should you be elected to the Board of Directors of Forest Laboratories all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duty to the stockholders of Forest Laboratories and, as a result, that there is, and can be, no agreement between you and Icahn which governs the decisions which you will make as a director of Forest Laboratories.

     Should the foregoing agree with your understanding, please so indicate in the space provided below, whereupon this letter will become a binding agreement between us.

                                              Very  truly  yours,


                                              ICAHN  CAPITAL  LP


                                              By:  __________________________
                                                   Name:  Edward  E.  Mattner
                                                   Title:  Authorized  Signatory




Agreed to and Accepted as
of the date first above written:


__________________________
Name: